PLYMOUTH REIT





Investor Presentation

April 2019

Disclaimer

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Plymouth Industrial REIT, Inc. (the "Company") after the date hereof. Certain of the information contained herein may be derived from information provided by industry third-party sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "will likely result," "would," "could," "should," "seeks," "intends," "plans," "projects," "estimates," "anticipates" "predicts," or "potential" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements, discussions possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects are forward-looking by their nature; the Company's business and investment strategy; its expected operating results; completion of acquisitions; its ability to successfully implement proposed acquisition, lease and management structures; its ability to obtain future financing arrangements; its expected leverage levels; the Company's understanding of its competition; market and industry trends and expectations; anticipated capital expenditures; and use of the net proceeds of this offering. Additionally, the following factors could cause actual results to vary from our forward-looking statements: general volatility of the capital markets and the market price of the Company's common or preferred stock; performance of the industrial sector and real estate industries in general; changes in the Company's business or investment strategy; changes in market conditions within the industrial sector and the availability of industrial acquisitions; the Company's ability to satisfy closing conditions and obtain regulatory, lender and other rulings, approvals and consents; availability, terms and deployment of capital; availability of and the Company's ability to attract and retain qualified personnel; the Company's leverage levels; its capital expenditures; its ability to satisfy the requirements for qualification and taxation as a REIT for federal income tax purposes; changes in the Company's industry and the market in which it operates, interest rates or the general U.S. or international economy; and the degree and nature of the Company's competition.

The forward-looking statements contained in this presentation reflect the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to the Company. If a change occurs, the Company's business, prospects, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. You should carefully consider all risks before you make an investment decision with respect to the Company's common and preferred stock. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Company Overview

Company Snapshot

Plymouth Industrial REIT (NYSE American: PLYM) focuses on the acquisition and management of Class B industrial properties across the U.S.

Company Overview

- Plymouth is a self-managed REIT focused on the acquisition, ownership and management of single and multi-tenant industrial properties
  - Differentiated investment strategy focused on secondary markets to target growth and superior returns
  - Focused on markets with improving fundamentals and multiple acquisition opportunities
- Total portfolio of 55 industrial buildings with approximately 12.0 million square feet spread across 10 states [1]
  - Key markets include Chicago, Cincinnati, Columbus, Cleveland and Jacksonville, FL
- Plymouth held its initial public offering in June 2017

Portfolio Snapshot [1]

Number of Properties	55
Number of States	10
Square Feet	12.0 million
Total ABR	$46.9 million
Occupancy	95.0%
Number of Industries Served	29




1750 S. Lincoln

(1) As of December 31, 2018. Excludes acquisition of one Chicago property in January 2019.

Investment Highlights

- Successfully Executed Business Plan and Growth Strategy Since IPO
  - Enhanced Operations and Improved Capital Structure
  - Achieved Growth Through Accretive Acquisitions in Target Markets
- Strong Fundamentals in the Industrial Sector
- Differentiated Strategy With a Niche Focus on Class B Industrial Properties
- Attractive Relative Valuation and Industry-Leading Dividend Yield With Solid Coverage
- Proven Management Team and Independent Board With Deep Real Estate Experience

Operational / Financial Improvements Since IPO

Since IPO, Plymouth has continued to improve property operations and the company's financial flexibility

Operational Execution

- Significant leasing activity and improvement in lease rates support investment strategy
  - Completed 1.5 million SF of new and renewal leases in 2018 at a weighted average ABR psf of $4.06
  - Eliminated largest 2018 vacancy with 527,127 SF lease to Stonecrop Technologies in March 2018 and addressed Pier One lease that expired 12/31/17

9.6%

Increase Above Expiring Rent on New and Renewal Leases [1]

Capital Management

- Since IPO, PLYM has increased access to new institutional sources of capital to finance acquisitions
  - Plymouth has accessed multiple forms of capital, including preferred equity, follow-on equity and debt refinancings
- Plymouth continues to focus on ways to reduce its cost of capital and increase its risk-adjusted returns

Key Financial Achievements

- ✓ Increased revolver capacity
- ✓ Refinanced debt at attractive interest rates
- ✓ Strategic investment from Madison International

Madison International Realty Investment

- In December 2018, Madison International Realty Holdings, LLC ("Madison") invested $75 million in Convertible Redeemable Preferred Stock
- Madison's investment demonstrates management's disciplined approach to capital allocation, increases Plymouth's size and scale, and improves the company's capital structure

(1) Excludes the 40,000 SF FAA lease signed in Q3 2018 in Memphis.

Recent Investment Activity

Plymouth has executed transformational acquisitions supported by strategic capital management, providing immediate accretion and increased scale

Investment Activity Since IPO

- Since IPO, Plymouth has acquired $343.3 million of industrial properties
  - 8.3% weighted average initial yield
  - Markets include Jacksonville, Chicago, Cincinnati and Cleveland



($ in millions)
$500
$250
$0
$155.0
$343.3
($3.9)
$494.4
Assets at IPO
Acquisitions
Disposition (1)
Total Acquired Asset Value

Jacksonville Acquisition

- In December 2018, Plymouth acquired a 1.1 million square foot light industrial and flex portfolio in Jacksonville, FL for $97.1 million
  - 8.4% initial yield
  - 97% occupancy as of December 31, 2018
- Projected first year NOI from the Jacksonville acquisition represents an amount equal to 25% of Plymouth's full 2018 NOI

Chicago Acquisition

- In December 2017, Plymouth acquired a 3.0 million square foot industrial portfolio in the greater Chicago area for $99.8 million
  - 8.1% initial yield
  - 100% occupancy as of December 31, 2018
- Sold one property in Milwaukee, WI for $5.3 million at a yield of 6.5% in December 2018

(1) Plymouth disposed of one asset for $5.3 million in proceeds in December 2018. The asset had a cost basis of $3.9 million.

Attractive Industrial Sector Dynamics

The U.S. industrial sector is experiencing rising rental rates and declining vacancy rates due primarily to the following factors:

- Limited new construction and growing demand
- Positive economic tailwinds: trade growth, inventory rebuilding and increased industrial output
- E-commerce (transfer of retail tenants to warehouses)
- Resurgence in domestic manufacturing

U.S. Flex/R&D Q4-18 Trend Futures



$11
$10
$9
$8
$7
16.0%
12.0%
8.0%
4.0%
0.0%
Effective Rent
Vacancy (%)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Effective Rent $
Vacancy %

U.S. Warehouse/Distribution Q4-18 Trend Futures



$6
$5
$4
$3
$2
15%
12%
9%
6%
3%
0%
Effective Rent
Vacancy (%)
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Effective Rent $
Vacancy %

Source: Reis, Inc.

Differentiated Investment Strategy

Key Investment Themes – Plymouth's Industrial Real Estate Property Strategy

- Plymouth targets investments in industrial properties in secondary markets with investment characteristics that provide attractive and superior risk-adjusted returns compared to other industrial REITs, searching for:
  - Assets that are positioned for above average growth
  - Low vacancy properties in limited supply markets to drive returns
  - Industries that are benefiting from the improving U.S. economy

Class B Industrial Assets

- Higher current returns vs. Class A
- Lower volatility and more predictability than Class A

Secondary Market Locations

- Higher cap rates versus primary markets
- More stable occupancy and rentalrates than primary markets
- More deals, less competition, better pricing

Desired Single Tenant Property Characteristics

- Net leases less than 5 years with high likelihood of renewal

Desired Multi-Tenant Property Characteristics

- Value added approach gearedtoward smaller tenants to customize space and achieve high rents per square foot

Attractive Relative Valuation

Plymouth represents a prime opportunity to invest in high-yielding, stable industrial real estate at an attractive valuation and participate in the future growth of the company

Opportunity

- Potential to invest in a high growth industrial REIT at a sizeable discount to its peers
  - Depressed multiple
  - Significant discount to NAV while the sector trades at a premium
  - Dividend yield materially higher than peers with solid dividend coverage
- Investment strategy focused on secondary market industrial properties
  - Targeted assets have higher initial yields with more stable occupancy and rental rates
- Executive management team with extensive U.S. industrial real estate and public REIT experience

2019E FFO Multiples [1]



40.0x
20.0x
0.0x
6.5x
16.0x
18.8x
20.8x
21.8x
22.8x
23.0x
23.6x
29.8x
30.1x
PLYM
STAG
LPT
FR
DRE
PLD
EGP
PSB
TRNO
REXR

Premium / (Discount) to NAV [1]



30.0%
15.0%
0.0%
(15.0%)
(30.0%)
(13.7%)
(1.7%)
(0.5%)
1.8%
1.9%
2.8%
5.2%
8.4%
19.2%
22.1%
PLYM
LPT
DRE
FR
STAG
REXR
PLD
TRNO
EGP
PSB

Dividend Yield



10.0%
5.0%
0.0%
1.8%
2.3%
2.5%
2.6%
2.7%
2.7%
2.8%
3.3%
4.8%
8.9%
REXR
TRNO
FR
EGP
PLD
PSB
DRE
LPT
STAG
PLYM

2019E FFO Payout Ratio [2]	54%	68%	51%	59%	61%	63%	61%	62%	77%	58%

Source: SNL Financial. Market data as of 3/29/2019.
(1) Based on consensus estimates.
(2) Calculated using current dividend per share divided by 2019E FFO per share.

Proven Management Team

Highly experienced management team with extensive commercial real estate and investment backgrounds



Jeff Witherell
Chairman & CEO

- Over 25 years of experience in real estate investment, development and banking activities with $1.5 billion in total syndication, loan acquisition and real estate development experience
- Former senior executive at Franklin Street Properties (NYSE: FSP), GAP LP, and Devonshire Development
- MBA: Endicott College; Bachelor of Science: Emmanuel College; Advisory Board Member at The Ohio State University Center for Real Estate



Pendleton White
President & CIO

- Over 25 years of experience in commercial real estate, including roles in acquisitions, leasing, investment sales, and investment banking with over $1 billion in total real estate transaction experience
- Former senior executive at Franklin Street Properties (NYSE: FSP), Scanlan Kemper Bard, Coldwell Banker Commercial, and Spaulding & Slye
- Bachelor of Science: Boston University



Dan Wright
EVP & CFO

- Over 30 years of real estate accounting and financial reporting experience
- Former CFO of Pyramid Advisors, Prism Venture Partners and Leggat McCall Properties
- BSBA: Babson College; JD: Suffolk University

Strong Independent Board and Corporate Governance

Independent board with extensive real estate and public company expertise

Martin Barber

- Former chairman of Moirai Capital
- Founder, Chairman and CEO of Capital & Regional PLC
- Founded CenterPoint Properties Trust in 1984 and served as Chairman and lead independent trustee through the company's IPO in 1993 and eventual $3.4 billion sale to CalEast Industrial Investors in April 2006
- Former chairman of PRICOA Property Investment Management, a subsidiary of Prudential Insurance Company of America

David Gaw

- Former SVP and CFO of Boston Properties (NYSE:BXP)
- Former SVP, CFO and Treasurer of Heritage Property Investment Trust (NYSE: HTG)
- Former CFO of Berkshire Development, a private retail real estate developer

Phillip Cottone

- Former board member of Government Properties Trust (NYSE: GPT) and lead director of Boston Capital REIT
- Currently mediator and arbitrator for FINRA, the American Arbitration Association, and the Counselors of Real Estate
- Co-founder of Ascott Investment Corporation, an investment, development and syndication company

Richard DeAgazio

- Founder and Principal of Ironsides Associates, LLC
- Founder, Executive VP and Principal of Boston Capital
- Formerly served on the National Board of Governors of FINRA
- Founder and past President of the National Real Estate Investment Association

Shareholder Friendly Corporate Governance

- **Annual elections of all board members**
- **No stockholder rights plan**
- **Opted out of Maryland anti-takeover provisions**
- **Insiders do not control enough votes to veto a merger**
- **No conflicts of interest with regards to outside business deals with management**
- **Majority of directors are independent**

Portfolio Overview

High-Quality Portfolio in Attractive Markets

Plymouth owns 55 properties totaling approximately 12 million square feet in 10 states



(RSF In thousands)	# of Properties	Rentable Square Feet	% of Total SF	Occupancy [1]	% of Total Acq. Cost
Chicago / Milwaukee	23 [2]	3,756	31.4%	100.0%	30.2%
Jacksonville	3	1,134	9.5%	97.1%	19.6%
Columbus	6	1,420	11.9%	76.1%	10.3%
Indianapolis / South Bend	7	1,274	10.6%	97.8%	8.8%
Cleveland	2	656	5.5%	100.0%	8.5%
Cincinnati	3	1,500	12.5%	94.9%	8.0%
Tennessee	4	1,208	10.1%	91.7%	6.4%
Other	3	505	4.2%	96.8%	4.8%
Atlanta	4	525	4.4%	100.0%	3.4%
Totals	**55 [2]**	**11,977**	**100.0%**	**95.0%**	**100.0%**

(1) Calculated as the average occupancy at such properties as of December 31, 2018.
(2) Does not include acquisition of one Chicago property in January 2019.

Select Plymouth Portfolio Assets

Since IPO, Plymouth acquired approximately $343 million of properties at an average initial yield of 8.3%

Southside Business Park Portfolio, Jacksonville, FL



Size:	1,113,516 SF
Acquisition Date:	Q4 2018
Price:	$97,100,000
Cap Rate:	8.40%

3635 Knight Road, Memphis, TN



Size:	131,904 SF
Acquisition Date:	Q4 2017
Price:	$3,700,000
Cap Rate:	8.64%

South Bend Portfolio, South Bend, IN



Size:	667,000 SF
Acquisition Date:	Q3 2017
Price:	$26,500,000
Cap Rate:	9.24%

2120-2138 New World Drive, Columbus, OH



Size:	121,440 SF
Acquisition Date:	Q4 2017
Price:	$3,650,000
Cap Rate:	8.24%

Recent Transformative Acquisitions

Jacksonville, FL Portfolio - $97.1 million in December 2018





- Plymouth acquired a 1.1 million SF light industrial and flex portfolio in Jacksonville, FL for $97.1 million, consisting of 3 business parks and 20 buildings
  - 8.4% initial yield
  - 97% occupancy at December 31, 2018
- Acquisition added scale and proximity to I-95, a key interstate connection
  - Projected first year NOI from the Jacksonville acquisition represents an amount equal to 25% of Plymouth's full 2018 NOI
- Added high-quality tenants including Comcast, Veritiv, Cintas, Staples, Cardinal Health, The Home Depot and Johnson Controls

Goldman Sachs Chicago Portfolio - $99.8 million in December 2017





- Plymouth acquired a 3.0 million square foot portfolio in the greater Chicago / Milwaukee area for $99.8 million, consisting of 15 buildings
  - 8.1% initial yield
  - 100% occupancy as of December 31, 2018
- Acquisition added immediate scale in the greater Chicago area
  - As of December 31, 2018, the company controlled 3.8 million square feet and 23 properties in the Chicago / Milwaukee area
- Sold one property in Milwaukee, WI for $5.3 million and yield of 6.5% in December 2018

Substantial Portfolio Diversification

Plymouth's 95% leased portfolio is diversified by tenant, geography, asset type and industry

Top Ten Tenants

30.5%	of Total Portfolio ABR
~4.5M	Leased Square Feet
$14.3M	Annualized Base Rent
$3.21	Rent Per Square Foot
16	Total Leases

Corporate Services Employment Services
STONECROP
First Logistics
INGRAM
PACTIV
NEXUS
Rostam Direct
STAMAR PACKAGING
Amerock
VOLVO Volvo Group North America

ABR by State



Maine 2.3%
Wisconsin 0.5%
New Jersey 1.8%
Kentucky 0.9%
Georgia 3.2%
Illinois 31.1%
Florida 17.5%
Ohio 24.4%
Tennessee 9.3%
Indiana 9.0%

ABR by Asset Type



Warehouse / Light Manufacturing 27%
Warehouse / Flex 25%
Warehouse / Distribution 44%
Light Manufacturing / Flex 4%

ABR by Industry



Construction 5%
Wholesale / Retail 5%
Paper & Printing 4%
Business Services 4%
Automotive 7%
Healthcare 3%
Technology & Electronics 9%
All Other (1) 20%
Light Manufacturing 11%
Industrial Equipment Components 14%
Logistics & Transportation 18%

Note: "Annualized Base Rent" is the monthly base cash rent for the applicable property or properties as of December 31, 2018 multiplied by 12.
(1) "All Other" includes 19 other industries.

Leasing Activity

Near-term expirations present mark-to-market leasing and significant internal growth opportunities

Organic Growth

- Plymouth's focus on secondary markets allows for higher initial yields as well as substantial rent growth opportunities
  - In 2018, new leases signed were 16.4% higher than expiring rental rates
  - Successfully rolled out regional footprint strategy with opening of Columbus, OH office

Lease Expiration Schedule



($ in millions)
(% of expiring ABR)
$16
$12
$8
$4
$0
40%
30%
20%
10%
0%
$5.0
$7.6
$12.7
$5.5
$4.2
$11.9
11%
16%
27%
12%
9%
25%
Available
2019
2020
2021
2022
2023
Thereafter
Annualized Base Rent
% of Expiring ABR
(1)

	Available	2019	2020	2021	2022	2023	Thereafter
Total SF	0.6	1.2	1.9	3.0	1.1	1.1	3.0
% of Total SF	5.0%	10.0%	16.1%	25.3%	9.3%	9.5%	24.8%
ABR PSF	-	$4.21	$3.94	$4.19	$4.92	$3.66	$4.01

(1) "Annualized Base Rent" is the monthly base cash rent for the applicable property or properties as of December 31, 2018 multiplied by 12.

Disciplined Investment Approach

Since IPO, Plymouth has acquired 37 properties totaling 8.2 million square feet with an 8.3% weighted average initial yield

- The company has a disciplined investment strategy, closing on only ~10% of transactions initially reviewed

Process Summary

- $3.5 billion worth of transactions initially reviewed for investment consideration based on Plymouth's target investment characteristics
  - Lower acquisition price / SF and higher yields than larger industrial-focused public REITs
  - Size between 50,000 – 300,000 SF
  - Adequate dock space / flexible layout
  - Competitive rents 30 – 50% below Class A marketplace
  - Market size between 100 – 300 million SF
- $950 million of transactions underwritten
- $343 million of transactions closed

Investment Selection Process



$3.5B
of Industrial Transactions
Initially Reviewed
$950M
of Transactions
Underwritten
$343M
of Transactions
Closed
(37 Properties)

Strong Acquisition Pipeline

Plymouth has a pipeline of acquisition opportunities totaling approximately $400 million

- Targeting properties with going-in cap rates between 7% and 9%
  - Class B warehouse, distribution and light manufacturing or flex-type properties are primary focus
  - Plymouth has found some Class A opportunities at Class B pricing
- Highly fragmented ownership of U.S. industrial real estate provides substantial attractive acquisition opportunities
- Scalable platform with offices in Boston and Columbus, OH with plans to grow the portfolio and continue de-levering

Select Potential Acquisition Targets

Location	# of Properties	Square Feet	Estimated Price	Estimated Initial Yield
Chicago	2	715,000	$38.2	8.0%
Indianapolis	2	486,000	26.0	7.9%
Memphis	1	810,000	21.0	8.1%
Atlanta	1	125,000	8.0	7.9%

Illustrative Cash-on-Cash Returns

Jacksonville, FL Acquisition	
Acquisition Price:	$97.1
Term Loan Financing:	63.1
Interest Rate: (1)	4.07%
Initial Yield:	8.4%
NOI from Acquisition	$8.2
Interest Expense	(2.6)
FFO from Acquisition	$5.6
Initial Cash-on-Cash Return	**16.4%**

(1) Prior KeyBank term loan interest rate of 4.44%. This loan was refinanced in March 2019 with a new interest rate of 4.07%.

Financial Highlights

Accelerated Growth Pace

Plymouth is poised for meaningful near-term growth as the company continues to efficiently deploy capital and take advantage of accretive acquisition opportunities



Revenue
($ in thousands)
$80,000
$60,000
$40,000
$20,000
$0
$19,888
$24,818
$49,217
$65,700
2016
2017
2018
2019E - Midpoint (1)



NOI
($ in thousands)
$80,000
$60,000
$40,000
$20,000
$0
$13,731
$16,610
$31,234
$43,400
2016
2017
2018
2019E - Midpoint (1)



FFO / Share
$3.00
$2.00
$1.00
$0.00
($1.00)
($0.55)
$1.28
$2.55
2017
2018
2019E - Midpoint (1)



AFFO / Share
$2.00
$1.50
$1.00
$0.50
$0.00
$0.46
$0.85
$1.95
2017
2018
2019E - Midpoint (1)

(1) Represents midpoint of 2019E guidance from Plymouth's Q4 2018 supplemental report.

Capital Structure

Plymouth has access to multiple sources of capital and has de-risked its balance sheet with limited near-term maturities and minimal floating rate exposure

- Only $29 million of debt matures through 2022, and 91% of total debt is fixed-rate

Recent Financing Activities

- Since IPO, Plymouth has gained access to new institutional sources of capital to accretively finance acquisitions
- Since the beginning of 2018, the company has completed several property-level financings, eliminating floating rate risk and reducing PLYM's cost of debt
- Increased credit facility led by KeyBank to $45 million
- Completed $51 million preferred offering in Q4 2017 and $19.7 million follow-on equity offering in Q3 2018
- Obtained $75 million of proceeds from convertible preferred stock in a December 2018 transaction with Madison International at an initial coupon of 3.25%

Fixed / Floating Debt [(1)]



Fixed
91%
Floating
9%

Debt Maturity Schedule (As of 12/31/2018) [(1)]



($ in millions)
$200
$100
$0
$29
$120
$173
2019
2020
2021
2022
2023
2024
2025+
Term Loans
RCF
Mortgages

W.A. Interest Rate	–	5.40%	–	–	4.08%	–	4.25%

(1) KeyBank term loan maturing in March 2019 was financed for a fixed 4.07% rate in March 2019.

Investment From Madison International Realty

Madison's recent entity-level investment provides capital for Plymouth to continue growing its business through accretive acquisitions

Overview

- Madison is a leading liquidity provider to real estate investors worldwide through various strategies including public and private investments
  - Since inception, Madison has raised $5.5 billion in capital commitments from more than 150 institutional investors worldwide
- Madison has partnered with or invested in multiple different real estate asset classes, providing both capital and real estate expertise to partner companies

Select Prior Madison Real Estate Investments

ForestCity	49.0% JV partner on 2.6 million SF retail portfolio in NYC and subsequently purchased 100% of the portfolio
ddr	80% JV partner on 7.0 million SF retail portfolio in Southeast U.S.
HBC	Investor in HBS Global Properties, a real estate JV with Simon Property Group and other institutional investors, and public equity investor in Hudson's Bay Company (TSX: HBC)
MONOGRAM	Public equity investor in Monogram Realty Trust (NYSE: MORE)
Thomas Properties Group	Private placement investor in Thomas Properties Group (NASDAQ: TPGI), which was subsequently acquired by Parkway Properties (NYSE: PKY)

Madison's Investment in Plymouth

- In December 2018, Madison made a $75 million investment in Plymouth
  - Madison received Convertible Redeemable Preferred Stock at $17.00 / share, a significant premium to PLYM's stock price at the time of announcement
  - The Preferred Stock has an initial interest rate of 3.25% and is convertible into PLYM common stock beginning in January 2022
- Madison's capital was used to acquire the Jacksonville portfolio (adding size, scale and geographic diversity to the company's portfolio), repay a high interest rate term loan and announce a $5.0 million share buy-back program
- Madison's investment provides institutional support and buy-in from a leading REIT investor, while allowing Plymouth to continue to pursue accretive growth targets

Investment Highlights

- Successfully Executed Business Plan and Growth Strategy Since IPO
  - Enhanced Operations and Improved Capital Structure
  - Achieved Growth Through Accretive Acquisitions in Target Markets
- Strong Fundamentals in the Industrial Sector
- Differentiated Strategy With a Niche Focus on Class B Industrial Properties
- Attractive Relative Valuation and Industry-Leading Dividend Yield With Solid Coverage
- Proven Management Team and Independent Board With Deep Real Estate Experience

PLYMOUTH REIT